Exhibit 99.1

                         Form 4 Joint Filer Information

Names of the Reporting Persons:  o      Sherborne Investors LP, a Delaware
                                        limited partnership and managing member
                                        of each of the Funds (as defined below)
                                        ("Managing Member");

                                 o Sherborne Investors GP, LLC, a Delaware limited liability company and general partner of the Managing Member ("Sherborne Investors GP");

                                 o      Sherborne Investors Management LP, a
                                        Delaware limited partnership and
                                        investment manager to the Funds
                                        ("Sherborne Management");

                                 o Sherborne Investors Management GP, LLC, a Delaware limited liability company and general partner of Sherborne Management ("Sherborne Management GP");

                                 o      Sherborne Strategic Fund A, LLC, a
                                        Delaware limited liability company
                                        ("Strategic Fund A");

                                 o      Sherborne Strategic Fund B, LLC, a
                                        Delaware limited liability company
                                        ("Strategic Fund B");

                                 o      Nottingham Investors LLC, a Delaware
                                        limited liability company ("Nottingham"
                                        and, together with Strategic Fund A and
                                        Strategic Fund B, the "Funds"); and

                                 o Edward J. Bramson, the managing member of Sherborne Investors GP and Sherborne Management GP ("Bramson").

Address for each of the Reporting       135 East 57th Street, New York, NY 10022
Persons:

Date of Earliest Transaction Required   August 30, 2007
to be Reported:

Designated Filer for each of the        Sherborne Investors GP, LLC
Reporting Persons:

Issuer & Ticker Symbol for each of      Nautilus, Inc.; NLS
the Reporting Persons:

Title of Security for each of the       Common Stock, no par value (the
Reporting Persons:                      "Shares")

Transaction Code for each of the        P
Reporting Persons:

Securities Acquired(1):                 o     Strategic Fund A directly acquired
                                              Shares as follows:

                                                                                                              Amount of Securities
                                                                                                               Beneficially Owned
                                                                    Amount of Securities                       Following Reported
                                            Transaction Date              Acquired              Price             Transactions
                                        ------------------------   ---------------------   --------------   ------------------------
                                                       8/30/2007            17.094             $ 8.900            583,322.408

                                                       8/30/2007            60.085             $ 8.940            583,382.493

                                                       8/30/2007           470.085             $ 8.950            583,852.578

                                                       8/30/2007            51.282             $ 8.990            583,903.860

                                                       8/30/2007           145.726             $ 9.000            584,049.587

                                                       8/30/2007            17.094             $ 9.010            584,066.681

                                                       8/30/2007            25.641             $ 9.020            584,092.322

                                                       8/30/2007           145.299             $ 9.050            584,237.621

                                                       8/30/2007             8.547             $ 9.170            584,246.168

                                                       8/30/2007           128.205             $ 9.190            584,374.373

                                                       8/30/2007         1,024.956             $ 9.200            585,399.329

                                                       8/30/2007           237.094             $ 9.220            585,636.423

                                                       8/30/2007            42.735             $ 9.230            585,679.158

                                                       8/30/2007           196.752             $ 9.240            585,875.910

                                                       8/30/2007         5,162.388             $ 9.250            591,038.298

                                                       8/31/2007             8.547             $ 9.380            591,046.845

                                                       8/31/2007            17.094             $ 9.395            591,063.939

                                                       8/31/2007           239.316             $ 9.400            591,303.255

                                                       8/31/2007           170.940             $ 9.420            591,474.195

                                                       8/31/2007           470.085             $ 9.450            591,944.280

                                                       8/31/2007           367.521             $ 9.460            592,311.801

                                                       8/31/2007           461.538             $ 9.470            592,773.339

                                                       8/31/2007            85.470             $ 9.480            592,858.809

                                                       8/31/2007           418.803             $ 9.490            593,277.612

                                                       8/31/2007           666.666             $ 9.500            593,944.278

                                                       8/31/2007            17.094             $ 9.510            593,961.372

                                                       8/31/2007           196.581             $ 9.520            594,157.953

                                                       8/31/2007           153.846             $ 9.530            594,311.799

                                                       8/31/2007           606.837             $ 9.540            594,918.636

                                                       8/31/2007           333.333             $ 9.550            595,251.969

                                                       8/31/2007           102.564             $ 9.560            595,354.533

                                                       8/31/2007            59.829             $ 9.570            595,414.362

                                                       8/31/2007            94.017             $ 9.580            595,508.379

                                                       8/31/2007           564.102             $ 9.590            596,072.481

                                                       8/31/2007            17.094             $ 9.595            596,089.575

                                                       8/31/2007         2,666.664             $ 9.600            598,756.239


                                        o     Strategic Fund B directly acquired
                                              Shares as follows:

                                                                                                              Amount of Securities
                                                                                                               Beneficially Owned
                                                                    Amount of Securities                       Following Reported
                                            Transaction Date              Acquired              Price             Transactions
                                        ------------------------   ---------------------   --------------   ------------------------
                                                       8/30/2007            25.641             $ 8.900            874,983.612

                                                       8/30/2007            90.128             $ 8.940            875,073.740

                                                       8/30/2007           705.128             $ 8.950            875,778.868

                                                       8/30/2007            76.923             $ 8.990            875,855.791

                                                       8/30/2007           218.590             $ 9.000            876,074.380

                                                       8/30/2007            25.641             $ 9.010            876,100.021

                                                       8/30/2007            38.462             $ 9.020            876,138.483

                                                       8/30/2007           217.949             $ 9.050            876,356.431

                                                       8/30/2007            12.821             $ 9.170            876,369.252

                                                       8/30/2007           192.308             $ 9.190            876,561.559

                                                       8/30/2007         1,537.434             $ 9.200            878,098.994

                                                       8/30/2007           355.641             $ 9.220            878,454.634

                                                       8/30/2007            64.103             $ 9.230            878,518.737

                                                       8/30/2007           295.128             $ 9.240            878,813.865

                                                       8/30/2007         7,743.582             $ 9.250            886,557.447

                                                       8/31/2007            12.821             $ 9.380            886,570.267

                                                       8/31/2007            25.641             $ 9.395            886,595.908

                                                       8/31/2007           358.974             $ 9.400            886,954.882

                                                       8/31/2007           256.410             $ 9.420            887,211.292

                                                       8/31/2007           705.128             $ 9.450            887,916.420

                                                       8/31/2007           551.282             $ 9.460            888,467.701

                                                       8/31/2007           692.307             $ 9.470            889,160.008

                                                       8/31/2007           128.205             $ 9.480            889,288.213

                                                       8/31/2007           628.205             $ 9.490            889,916.418

                                                       8/31/2007           999.999             $ 9.500            890,916.417

                                                       8/31/2007            25.641             $ 9.510            890,942.058

                                                       8/31/2007           294.872             $ 9.520            891,236.929

                                                       8/31/2007           230.769             $ 9.530            891,467.698

                                                       8/31/2007           910.256             $ 9.540            892,377.954

                                                       8/31/2007           500.000             $ 9.550            892,877.953

                                                       8/31/2007           153.846             $ 9.560            893,031.799

                                                       8/31/2007            89.744             $ 9.570            893,121.543

                                                       8/31/2007           141.026             $ 9.580            893,262.568

                                                       8/31/2007           846.153             $ 9.590            894,108.721

                                                       8/31/2007            25.641             $ 9.595            894,134.362

                                                       8/31/2007         3,999.996             $ 9.600            898,134.358


                                        o     Nottingham directly acquired
                                              Shares as follows:

                                                                                                              Amount of Securities
                                                                                                               Beneficially Owned
                                                                    Amount of Securities                       Following Reported
                                            Transaction Date              Acquired              Price             Transactions
                                        ------------------------   ---------------------   --------------   ------------------------
                                                       8/30/2007           157.265             $ 8.900            5,366,572.978

                                                       8/30/2007           552.786             $ 8.940            5,367,125.764

                                                       8/30/2007         4,324.788             $ 8.950            5,371,450.552

                                                       8/30/2007           471.795             $ 8.990            5,371,922.347

                                                       8/30/2007         1,340.684             $ 9.000            5,373,263.031

                                                       8/30/2007           157.265             $ 9.010            5,373,420.296

                                                       8/30/2007           235.898             $ 9.020            5,373,656.194

                                                       8/30/2007         1,336.753             $ 9.050            5,374,992.946

                                                       8/30/2007            78.633             $ 9.170            5,375,071.579

                                                       8/30/2007         1,179.488             $ 9.190            5,376,251.066

                                                       8/30/2007         9,429.609             $ 9.200            5,385,680.676

                                                       8/30/2007         2,181.266             $ 9.220            5,387,861.941

                                                       8/30/2007           393.163             $ 9.230            5,388,255.104

                                                       8/30/2007         1,810.120             $ 9.240            5,390,065.224

                                                       8/30/2007        47,494.029             $ 9.250            5,437,559.253

                                                       8/31/2007            78.633             $ 9.380            5,437,637.885

                                                       8/31/2007           157.265             $ 9.395            5,437,795.150

                                                       8/31/2007         2,201.710             $ 9.400            5,439,996.860

                                                       8/31/2007         1,572.650             $ 9.420            5,441,569.510

                                                       8/31/2007         4,324.788             $ 9.450            5,445,894.298

                                                       8/31/2007         3,381.198             $ 9.460            5,449,275.495

                                                       8/31/2007         4,246.155             $ 9.470            5,453,521.650

                                                       8/31/2007           786.325             $ 9.480            5,454,307.975

                                                       8/31/2007         3,852.993             $ 9.490            5,458,160.968

                                                       8/31/2007         6,133.335             $ 9.500            5,464,294.303

                                                       8/31/2007           157.265             $ 9.510            5,464,451.568

                                                       8/31/2007         1,808.548             $ 9.520            5,466,260.115

                                                       8/31/2007         1,415.385             $ 9.530            5,467,675.500

                                                       8/31/2007         5,582.908             $ 9.540            5,473,258.408

                                                       8/31/2007         3,066.668             $ 9.550            5,476,325.075

                                                       8/31/2007           943.590             $ 9.560            5,477,268.665

                                                       8/31/2007           550.428             $ 9.570            5,477,819.093

                                                       8/31/2007           864.958             $ 9.580            5,478,684.050

                                                       8/31/2007         5,189.745             $ 9.590            5,483,873.795

                                                       8/31/2007           157.265             $ 9.595            5,484,031.060

                                                       8/31/2007        24,533.339             $ 9.600            5,508,564.399

                                         o    Each of (i) the Managing Member,
                                              as the managing member of the
                                              Funds, (ii) Sherborne Investors
                                              GP, as the general partner of the
                                              Managing Member and (iii) Bramson,
                                              as the managing member of
                                              Sherborne Investors GP, indirectly
                                              acquired the Shares that were
                                              directly acquired by the Funds as
                                              follows:


                                                                                                              Amount of Securities
                                                                                                               Beneficially Owned
                                                                    Amount of Securities                       Following Reported
                                            Transaction Date              Acquired              Price             Transactions
                                        ------------------------   ---------------------   --------------   ------------------------
                                                       8/30/2007               200             $ 8.900            6,824,879.000

                                                       8/30/2007               703             $ 8.940            6,825,582.000

                                                       8/30/2007             5,500             $ 8.950            6,831,082.000

                                                       8/30/2007               600             $ 8.990            6,831,682.000

                                                       8/30/2007             1,705             $ 9.000            6,833,387.000

                                                       8/30/2007               200             $ 9.010            6,833,587.000

                                                       8/30/2007               300             $ 9.020            6,833,887.000

                                                       8/30/2007             1,700             $ 9.050            6,835,587.000

                                                       8/30/2007               100             $ 9.170            6,835,687.000

                                                       8/30/2007             1,500             $ 9.190            6,837,187.000

                                                       8/30/2007            11,992             $ 9.200            6,849,179.000

                                                       8/30/2007             2,774             $ 9.220            6,851,953.000

                                                       8/30/2007               500             $ 9.230            6,852,453.000

                                                       8/30/2007             2,302             $ 9.240            6,854,755.000

                                                       8/30/2007            60,400             $ 9.250            6,915,155.000

                                                       8/31/2007               100             $ 9.380            6,915,255.000

                                                       8/31/2007               200             $ 9.395            6,915,455.000

                                                       8/31/2007             2,800             $ 9.400            6,918,255.000

                                                       8/31/2007             2,000             $ 9.420            6,920,255.000

                                                       8/31/2007             5,500             $ 9.450            6,925,755.000

                                                       8/31/2007             4,300             $ 9.460            6,930,055.000

                                                       8/31/2007             5,400             $ 9.470            6,935,455.000

                                                       8/31/2007             1,000             $ 9.480            6,936,455.000

                                                       8/31/2007             4,900             $ 9.490            6,941,355.000

                                                       8/31/2007             7,800             $ 9.500            6,949,155.000

                                                       8/31/2007               200             $ 9.510            6,949,355.000

                                                       8/31/2007             2,300             $ 9.520            6,951,655.000

                                                       8/31/2007             1,800             $ 9.530            6,953,455.000

                                                       8/31/2007             7,100             $ 9.540            6,960,555.000

                                                       8/31/2007             3,900             $ 9.550            6,964,455.000

                                                       8/31/2007             1,200             $ 9.560            6,965,655.000

                                                       8/31/2007               700             $ 9.570            6,966,355.000

                                                       8/31/2007             1,100             $ 9.580            6,967,455.000

                                                       8/31/2007             6,600             $ 9.590            6,974,055.000

                                                       8/31/2007               200             $ 9.595            6,974,255.000

                                                       8/31/2007            31,200             $ 9.600            7,005,455.000


                                         o    Sherborne Management, as the
                                              investment manager to the Funds
                                              that only receives an asset-based
                                              fee, beneficially owns 0 Shares.

                                         o    Sherborne Management GP, as the
                                              general partner of Sherborne
                                              Management, beneficially owns 0
                                              Shares.

-----------------


(1) Each of the Reporting Persons disclaims beneficial ownership of these securities except to the extent of the Reporting Person's pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership for purposes of Section 16 or for any other purpose.


Sherborne Investors LP                          /s/ Gerard L. Eastman, Attorney-in-Fact                      September 4, 2007
                                                -----------------------------------------------       ------------------------------
                                                **Signature of Reporting Person                                   Date


Sherborne Investors Management LP               /s/ Gerard L. Eastman, Attorney-in-Fact                    September 4, 2007
                                                -----------------------------------------------       ------------------------------
                                                **Signature of Reporting Person                                   Date


Sherborne Investors Management GP, LLC          /s/ Gerard L. Eastman, Attorney-in-Fact                    September 4, 2007
                                                -----------------------------------------------       ------------------------------
                                                **Signature of Reporting Person                                   Date


Sherborne Strategic Fund A, LLC                 /s/ Gerard L. Eastman, Attorney-in-Fact                    September 4, 2007
                                                -----------------------------------------------       ------------------------------
                                                **Signature of Reporting Person                                   Date


Sherborne Strategic Fund B, LLC                 /s/ Gerard L. Eastman, Attorney-in-Fact                    September 4, 2007
                                                -----------------------------------------------       ------------------------------
                                                **Signature of Reporting Person                                   Date


Nottingham Investors LLC                        /s/ Gerard L. Eastman, Attorney-in-Fact                    September 4, 2007
                                                -----------------------------------------------       ------------------------------
                                                **Signature of Reporting Person                                   Date


Edward J. Bramson                               /s/ Gerard L. Eastman, Attorney-in-Fact                    September 4, 2007
                                                -----------------------------------------------       ------------------------------
                                                **Signature of Reporting Person                                   Date

 ** Intentional misstatements or omissions of facts constitute Federal Criminal
    Violations.
    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).